Exhibit 10.1

FOURTH AMENDMENT TO REVOLVING CREDIT AGREEMENT

This FOURTH AMENDMENT TO REVOLVING CREDIT AGREEMENT (this “Agreement”), dated as of October 3, 2017 (the “Effective Date”) by and among, HIGHLAND CAPITAL MANAGEMENT L.P., a Delaware limited partnership, NEXPOINT MULTIFAMILY OPERATING PARTNERSHIP, L.P., a Delaware limited partnership, such parties being referred to individually as a “Borrower” and collectively as the “Borrowers”), the banks and financial institutions listed on the signature pages hereof as Lenders, and KEYBANK NATIONAL ASSOCIATION, as administrative agent (in such capacity, the “Administrative Agent”) for the Lenders.

RECITALS

WHEREAS, the Borrowers, the Lenders party thereto and the Administrative Agent entered into that certain Revolving Credit Agreement dated as of April 7, 2016, as amended by a First Amendment to Revolving Credit Agreement dated as of August 19, 2016, as amended by a Second Amendment to Revolving Credit Agreement dated as of April 7, 2017, as amended by a Third Amendment to Revolving Credit Agreement dated as of June 30, 2017 (as further amended, restated, extended, supplemented or otherwise modified in writing prior to the date hereof, the “Credit Agreement”; unless otherwise defined herein, capitalized terms shall have the meanings provided in the Credit Agreement);

WHEREAS, the Borrowers, the Administrative Agent and the Lenders desire to amend the Credit Agreement in order to, among other things extend the Maturity Date to October 16, 2017; and

NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

AGREEMENT

1. Effective as of the Effective Date, the definition of “Maturity Date” in Article 1 of the Credit Agreement is hereby deleted in its entirety and shall be replaced by the following:

“Maturity Date” means October 16, 2017.

2. From and after the date of this Agreement, all references in the Loan Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement after giving effect to this Agreement, and each reference to “hereof,” “hereunder,” “herein” or “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Credit Agreement shall from and after the date hereof refer to the Credit Agreement after giving effect to this Agreement.

3. Each Borrower hereby represents and warrants that (1) it has the limited partnership power and authority, and has taken all limited partnership action necessary, to execute and deliver this Agreement and to consummate the transactions contemplated hereby, (2) as of the Effective Date, the representations and warranties of each Credit Party contained in Article 3 of the Credit Agreement shall be true and correct in all material respects, with the same force and effect as if made on and as of such date; except to the extent that such representations and warranties specifically refer to any earlier date, in which case they shall be true and correct in all material respects as of such earlier date, and (3) as of the Effective Date, no Event of Default or Default has occurred and is continuing.

4. This Agreement shall become effective as of the date first written above upon the Administrative Agent’s receipt of counterparts to this Agreement, duly executed and delivered, by the Borrowers, the Lenders party hereto, and the Administrative Agent.

5. This Agreement may be executed in any number of counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute one contract. Delivery of an executed counterpart of this Agreement by telecopy or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Agreement.

6. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

7. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS CONSTITUTE THE ENTIRE CONTRACT AMONG THE PARTIES RELATING TO THE SUBJECT MATTER HEREOF AND SUPERSEDE ANY AND ALL PREVIOUS AGREEMENTS AND UNDERSTANDINGS, ORAL OR WRITTEN, RELATING TO THE SUBJECT MATTER HEREOF.

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IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by a duly authorized officer as of the date first above written.

BORROWER: HIGHLAND CAPITAL MANAGEMENT L.P., a Delaware limited partnership By: Strand Advisors, Inc., its General Partner

By:	/s/ James Dondero
Name:	James Dondero
Title:	President

NEXPOINT MULTIFAMILY OPERATING PARTNERSHIP, L.P., a Delaware limited partnership By: NexPoint Multifamily Capital Trust, Inc., its General Partner

By:	/s/ Matt McGraner
Name:	Matt McGraner
Title:	COO/EVP – Investments

Accepted and Agreed: GUARANTOR: NexPoint Multifamily Capital Trust, Inc., a Maryland corporation

By:	/s/ Matt McGraner
Name:	Matt McGraner
Title:	COO/EVP – Investments

Accepted and Agreed: ADMINISTRATIVE AGENT: KEYBANK, NATIONAL ASSOCIATION, as Administrative Agent,

By:	/s/ Christopher T. Neil
Name:	Christopher T. Neil
Title:	Senior Relationship Manager

LENDER: KEYBANK, NATIONAL ASSOCIATION

By:	/s/ Christopher T. Neil
Name:	Christopher T. Neil
Title:	Senior Relationship Manager

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